Share-Based Compensation - Fair Value Measurement of Stock Options (Detail)	12 Months Ended
	Dec. 31, 2024 USD ($) yr $ / shares	Dec. 31, 2023 USD ($) yr $ / shares
Disclosure of Weighted average fair value [abstract]
Weighted-average fair value | $	$ 35.93	$ 25.93
Share price	$ 157.02	$ 121.16
Exercise price	$ 157.02	$ 121.16
Risk-free interest rate	4.20%	4.20%
Dividend yield	1.80%	2.10%
Volatility factor	23.00%	22.00%
Expected life (in years) | yr	5	5